EXHIBIT 99.1

Mid-America Apartment Communities
Investor Update
June 2005

Safe Harbor Statement

                Statements contained in this presentation, which
                  are not historical facts, are forward-looking
                statements, as the term is defined in the Private
                 Securities Litigation Reform Act of 1995. Such
                 forward-looking statements are subject to risks
                and uncertainties which can cause actual results
                    to differ materially from those currently
                 anticipated, due to a number of factors, which
                  include, but are not limited to, unfavorable
                    changes in the apartment market, changing
                 economic conditions, the impact of competition,
                 acquisitions which may not achieve anticipated
              results and other risk factors discussed in documents
                filed with the Securities and Exchange Commission
                    from time to time including the Company's
                  Annual Report on Form 10-K/A and the Company's
                       Quarterly Report on Form 10-Q. The
                 statements in this presentation are made based
                 upon information currently known to management
               and the company assumes no obligation to update or
                  revise any of its forward-looking statements.

Slide 2

MAA Profile

>>   Southeast Regional Focus
     Strong apartment demand region; high job growth, migration and household formations

>>   Effective Market Tier Strategy
     Diversified across large, middle and small tier markets; strong growth prospects...with stability

>>   High Quality Product Focus
     Price point caters to largest market segment; lower volatility through full market cycles

>>   Strong Property Operating Focus
     Hands-on approach to property management; strong operations and on-site execution skills

>>   Disciplined Capital Deployment
     Investment  policies  and practices  focused   on  protecting  and  growing
     existing shareholder value

Slide 3

Regionally Focused Strategy

Diversified across a strong and stable growth region of the country...high and steady demand for apartment housing

Higher Population Growth Projections:

2005 - 2010:
  US Total        4.1%
  MAA Region      4.7%
2005 - 2015:
  US Total        8.4%
  MAA Region      9.3%

Source:  Dept. of Commerce, Current Population Reports


  Both short-term demand
(job growth) and long-term
     demand (household
  formation) trends favor
     this region...see
 "Power Ranking" analysis
       on slide #21.

[A map depicts the company's locations in the Southeast and Texas]

Slide 4

Growth and Stability

Unique three-tier market portfolio strategy delivers superior results, with lower risks and volatility, through the full real estate and economic cycle. We are two years into a plan to shift the portfolio towards a more balanced allocation.

[Pie charts reflect the following data]

WAS
17% Large
37% Middle
46% Small

CURRENT
30% Large
37% Middle
33% Small

PLAN
35% Large
35% Middle
30% Small


Large Tier
Dallas
Atlanta
Houston
Tampa
South FL

Middle Tier
Jacksonville
Nashville
Memphis
Austin
Greenville
Orlando
others

Small Tier
Jackson
Lexington
Charleston
Little Rock
Savannah
Huntsville
Columbia
others

Slide 5

High Quality Product Focus

>> Average age of portfolio is 13.3 years; one of the newer portfolios in the apartment REIT sector

>>   $280 MM of new construction brought on line 1998 - 2002

>>   $335 MM of new acquisitions  (average property age of 5 years) added since
     2002

Slide 6

Apartment REIT Sector Position

An efficient operating platform in place...meaningful opportunity for higher relative external growth performance

Scale of Operation                   Enterprise Value
Owned & Managed Units                (in billions)
Equity                   200,149     Equity                   $ 17.8
Aimco                    263,734     Archstone                $ 12.4
United Dominion           78,855     AIMCO                    $ 11.4
Archstone                 81,188     Avalon Bay               $  7.8
Camden                    52,570     United Dominion          $  6.3
Home Properties           47,186     Camden                   $  4.5
Avalon Bay                40,142     Home Properties          $  3.8
Mid-America               38,129     BRE Properties           $  3.6
AMLI                      29,448     Essex Property           $  3.4
Essex Property            25,518     Post Properties          $  2.6
BRE Properties            24,198     Gables                   $  2.4
Post Properties           24,700     Mid-America              $  2.2
Gables                    24,221     AMLI                     $  1.5
Associated Estates        23,457     Town & Country           $  1.0
Town & Country            13,065     Associated Estates       $  0.9

Per 4/29/05 Stifel, Nicolaus Weekly Sector Scorecard Report

Slide 7

Steady Improvement

Steady progress in growing FFO; dividend coverage improved; expect continued FFO improvement next year as market conditions strengthen and new growth continues

[A line graph depicts the following data]

                           2001        2002        2003         2004       2005F
FFO per share*           $ 2.74      $ 2.69      $ 2.87       $ 3.00      $ 3.16
Dividend per share       $ 2.34      $ 2.34      $ 2.34       $ 2.34      $ 2.34

* Before write-off of preferred share issuance cost ("non-cash"); Forecast per First Call.

Slide 8

Steady Improvement

Expect continued steady progress in 2005 and beyond

>>   FFO
     *    2004 Actual: $3.00
     *    2005 Forecast: $3.16 to $3.26
          (including impact of JV promote fee)

>>   Major 2005 Forecast Assumptions
     *    2.3% to 2.8% same store NOI growth
     *    $150 MM of acquisitions
     *    Dispositions : Two JVs and one 100% owned
     *    5.3% blended average interest rate

>> Forecast external growth funded by DRSPP, dispositions, and existing credit facilities

Slide 9

Q1 2005: A Strong Start

>> Reported record FFO per share of $0.79 vs. First Call $0.75 (prior to pre-announcement)

>>   Continued improvement in dividend coverage

>> Raised FFO '05 FFO guidance to $3.16 - $3.26, including $0.18 from JV promote

>>   Early signs of market recovery in same-store performance
     *    NOI growth of 3.3% vs. Q4 04
     *    NOI growth of 1.0% vs. Q1 04
     *    Physical Occupancy of 93.4% vs. 93.1% in Q1 04

Slide 10

Strong Oversight

Experienced and independent Board of Directors - expertise in apartment real estate, capital markets and corporate governance

>>   Independent Directors

     *    Robert  Fogelman
          President, Fogelman Investments. 30 years of multifamily development and property management

     *    Ralph Horn, Chairman Governance and Compensation Committees
          Former Chairman/CEO First Horizon. Director - Gaylord Entertainment, Harrah's Entertainment

     *    Mike Starnes
          Former CEO and President MS Carriers, Inc. Director - Regions Financial Corporation

     *    John Grinalds
          President, The Citadel University. Retired, Major General U.S. Marine Corps

     *    Alan Graf, Chairman Audit Committee
          Executive Vice President and CFO, FedEx Corporation, Director - Nike Inc., Kimball International

>>   Non-Management Directors

     *    George Cates, Lead Director
          Founder,  former Chairman/CEO of MAA. 30 years multifamily experience.

     *    John Flournoy
          Chairman and CEO, Flournoy Development Company (apartments),  Director
          - W.C. Bradley Company and Columbus Bank and Trust Company

>>   Management Directors

     *    Eric Bolton
          Chairman and CEO, 11 years with MAA, 20 years real estate experience

     *    Simon Wadsworth
          Executive Vice President and CFO, 11 years with MAA

Insiders own 10% of MAA

Slide 11

Strong Management Team

Experienced management team and deep bench strength; succession planning and leadership development on-going

Senior management team has an average tenure with MAA of 8 years

MAA is the only REIT endorsed by the Nat'l. Apt. Assoc. to provide training and certification for Certified Apt. Mgr. (CAM designation). MAA currently has 106 CAMs.

Slide 12

Why Buy MAA

Significant FFO upside to capture from same store portfolio as market conditions improve...earnings potential protected and enhanced

>>   Same store pricing power of portfolio has been protected. ARU  performance:
     2002 -.2%, 2003 .1%, 2004 .2%, Q1 2005 .9%

>>   Leasing and credit standards have been aggressively managed and protected

>>   During  normalized  market  conditions,   same  store  portfolio  generated
     $0.20/share of higher NOI (or $4MM) than in 2004

>> All three market tier segments (large, middle and small city markets) have upside to capture

>> Successful implementation in 2004 of new web-based property and revenue management system; strong productivity and pricing platform

>> New initiative under development focused on extensive unit interior renovation opportunities; initially focused on 3,500 units

Slide 13

Why Buy MAA

A record of disciplined growth; extensive network in place and local knowledge of markets ensures steady deal flow to capture new growth

>>   Proven investment track record

>>   In-depth local knowledge
     *    Very familiar with markets
     * Able to review/underwrite most acquisition opportunities quickly and accurately using our highly experienced team
     *    Never "high-bidder", but able to close rapidly without contingencies
     * All in major markets: Atlanta, Dallas, Houston, South Florida, Jacksonville, Austin, Nashville

>> Despite competitive environment, acquired $47 MM of $150MM acquisition forecast

Slide 14

Why Buy MAA

Investment decisions are governed by conservative underwriting, a minimum IRR investment hurdle requirement and a requirement to ensure that meaningful accretion to existing shareholder value is captured

>>   Underwriting assumptions
     *    Growth rates primarily driven by third party data
     * Exit cap rates used in proformas are greater than we are achieving in our dispositions

>>   Investment hurdles
     *    IRR: cost of equity + 300 bp
     *    AFFO accretion: + 20% on incremental shares
     *    Discount to replacement value

Slide 15

Why Buy MAA

Flexibility, coverage ratios and cost of debt have all materially improved over the last three years; balance sheet positioned to support growth

>>   Balance sheet materially strengthened

>> Equity markets accessed tactically to fund acquisitions on accretive basis through direct placements

>>   DRSPP raises equity of $4MM/month

>>   Improving dividend coverage has increased flexibility

>>   Fixed charge coverage has improved to 2.58 from 1.78 over last three years

>>   Agency credit facilities offer optimum debt financing (price, flexibility)

>>   Debt program low cost, flexible and well laddered

Slide 16

Why Buy MAA

Current market pricing of MAA offers a discount to the underlying real estate value

>> Market pricing is approximately $58,500 per unit, or 6.6% cap rate (at $40.00/share)

>>   One of the newer portfolios in the sector at an average age of 13 years

>>   4,830  units at an  average  price  of  $74,000 added in the last two years

>> Recent transactions (SMT, TCR) imply values of 5.5% to 5.75% cap rates at $65,000

>>   Equivalent pricing of MAA drives price range of $48 to $55 per share

KeyBanc Capital Markets Report 5/23/05: MAA trades at a 4.6% discount to NAV estimate, versus a sector average of 7.3% premium and median average of 9.7% premium. MAA priced at sector level: $45 to $47

Slide 17

Why Buy MAA

Current MAA pricing offers multiple points for upside movement

Relative Valuation Summary              MAA's Valuation         Versus Peers    Versus Multifamily Sector
2005E FFO Multiple (1)                  Discount                -15.7%          -20.3%
2006E FFO Multiple (1)                  Discount                 -9.8%          -16.9%
2005E Multiple/5 Year Growth (2)        Discount                -18.5%          -22.3%
2005E AFFO Multiple (1)                 Discount                -14.1%          -15.9%

(1)  Source:  Morgan Stanley, May 12, 2005
(2)  Source:  Ryan Beck & Co., May 9, 2005

Slide 18

Why Buy MAA

MAA has a better coverage than the sector, yet carries a higher dividend yield


                                        AFFO            AFFO
                                        Payout          Payout
                                        Ratio           Ratio
                        Yield           2004            2005E
MAA                     5.8%             95.5%          89% - 92%
Sector Average (1)      5.5%            103.5%          101.7%
Sector Median (1)       5.4%            100.6%          102.1%


(1) KeyBanc: Weekly Valuation Report, May 23, 2005

Slide 19

Why Buy MAA

MAA is a lower risk investment than most in the sector*

>>   Low beta stocks should be more resistant to a market sell-off

>> Apartment REITs have historically been low beta stocks versus most other REIT sectors

>> MAA has demonstrated a lower beta than most apartment REITs over a 5-year time horizon

* KeyBanc Capital Markets Monthly REITer January 2005

Slide 20

Why Buy MAA

As job growth leads to household growth, MAA's portfolio has the best "rental demand growth prospects to pricing upside" ratio within the apartment REIT sector...higher portfolio growth prospects AND higher stock price upside opportunity

[Scatter charts depict the following data]

                Job-Growth Based Rankings   2005 FFO Multiple
AVB                         2.2                  19.6
ASN                         1.9                  18.0
ESS                         2.1                  18.0
BRE                         1.9                  17.0
TCT                         2.3                  15.6
HME                         1.9                  14.0
AEC                         1.9                   9.0
EQR                         1.7                  14.2
CPT                         1.6                  14.0
UDR                         1.7                  13.9
AIV                         1.6                  12.8
AML                         1.5                  15.0
GBP                         1.7                  15.9
PPS                         1.8                  17.7
CLP                         1.6                  10.7
MAA                         1.8                  13.0

            Household-Growth Based Rankings    2005 FFO Multiple
AVB                       0.87                        19.6
ASN                       1.20                        18.0
ESS                       0.96                        18.0
BRE                       1.15                        17.0
TCT                       1.24                        15.6
HME                       0.93                        14.0
AEC                       0.97                         9.0
EQR                       1.27                        14.2
CPT                       1.46                        14.0
UDR                       1.43                        13.9
AIV                       1.27                        12.8
AML                       1.68                        15.0
GBP                       1.73                        15.9
PPS                       1.71                        17.7
CLP                       1.54                        10.7
MAA                       1.72                        13.0

Reproduced from "Real Estate - Exclusive Power Ranking of Multifamily REITs," Wells Fargo Securities, 12/2/04. REITs ranked by two different power rankings:
(1) 2-year job growth estimates, and (2) 5-year straight-lined household growth estimates. This proxy for property-level earnings growth potential is then contrasted against current pricing (as a multiple of 2005 FFO forecast) to assess pricing efficiency of individual REIT names.

Slide 21

Summary - Why Buy MAA

Significant internal earnings growth upside + steady and disciplined external growth prospects + secure dividend + pricing upside

|X|  Significant pricing upside relative to sector

|X|  Lower-risk business strategy & operation

|X|  Significant earnings upside to recapture

|X|  Solid earnings & value growth prospects

|X|  Disciplined approach to new growth

|X|  Secure dividend

|X|  Solid earnings platform for dividend

|X|  Portfolio better positioned for growth

|X|  Lower volatility and risks

|X|  Shareholder focused management team

www.maac.net

Slide 22

Mid-America Apartment Communities

Creating Great Places to Live